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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 3, 2007

                           SUGAR CREEK FINANCIAL CORP.
                           ---------------------------
             (Exact Name of Registrant as Specified in Its Charter)

       United States                    333-139332           To Be Applied For
       -------------                    ----------           -----------------
(State or other jurisdiction of         (Commission           (IRS Employer
incorporation or organization)          File Number)         Identification No.)

                 28 West Broadway, Trenton, Illinois 62293-1304
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               (Address of principal executive offices) (Zip Code)

                                 (618) 224-9228
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES
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         On April 3, 2007, Tempo Bank (the "Bank") completed its mutual holding company reorganization and Sugar Creek Financial Corp. (the "Company") completed its initial public offering. In connection with the reorganization and public offering, the Bank formed Sugar Creek MHC (the "MHC"), as a federally chartered mutual holding company and the Company issued 498,784 shares of unregistered common stock to the MHC. The Company received from the MHC 100 shares, representing 100% of the Bank's common stock, in exchange for the common stock of the Company. The shares held by Sugar Creek MHC represent 55% of the Company's outstanding stock and were issued pursuant to the exemption from registration set forth under Section 4(2) of the Securities Act of 1933, as amended.

ITEM 8.01     OTHER EVENTS
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         On April 3, 2007, the Company announced that it had completed its initial public offering. The Company sold 408,095 shares of common stock to eligible depositors and borrowers of the Bank, the Tempo Bank Employee Stock Ownership Plan, and members of the general public at a price of $10.00 per share. The Company has 906,879 shares outstanding, including shares issued to Sugar Creek MHC.

         Shares of the Company's common stock are expected to begin trading on Wednesday, April 4, 2007 on the OTC Bulletin Board under the symbol "SUGR."

         The press release detailing this announcement is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

        (d)   Exhibits

              Number            Description
              ------            -----------

              99.1              Press release dated April 3, 2007


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: April 3, 2007                 By: /s/ Francis J. Eversman
                                        --------------------------------------
                                        Francis J. Eversman
                                        President and Chief Operating Officer